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                                                                  EXHIBIT 10 O



               THE CHASE MANHATTAN 1994 LONG-TERM INCENTIVE PLAN

                             EFFECTIVE MAY 1, 1994

1. PURPOSE

     The purpose of The Chase Manhattan 1994 Long-Term Incentive Plan (the "Plan") is to advance the interests of The Chase Manhattan Corporation ("CMC") and its Subsidiaries by providing long-term incentive awards and stock ownership opportunities to certain key employees (including officers and directors who are employees) who contribute significantly to the longer term performance of CMC and its Subsidiaries. In addition, the Plan is intended to enhance the ability of CMC and its Subsidiaries to attract and retain individuals of superior managerial ability and to motivate such key employees to exert their best efforts towards the future progress and profitability of CMC and its Subsidiaries.

     For purposes of this Plan, a Subsidiary shall be any corporation in which CMC has a direct or indirect ownership interest, including any corporation in which CMC acquires any such interest after the adoption of this Plan, but only if CMC owns or controls, directly or indirectly, stock possessing not less than 50 percent of the total combined voting power of all classes of stock in such corporation.

2. ADMINISTRATION AND INTERPRETATION

a. ADMINISTRATION. The administration and operation of the Plan shall be vested in the Compensation Committee of the Board of Directors of CMC, or such other committee of such Board of Directors which shall succeed to the functions and responsibilities, in whole or in part, of said Compensation Committee (the "Committee"). The Committee shall consist of not less than three members of the Board of Directors of CMC (the "Board of Directors") who are not officers or employees of CMC or any Subsidiary and who are (i) "disinterested" within the meaning of Rule 16b-3 as in effect from time to time under the Exchange Act (as defined in Section 6(e)) ("Rule 16b-3") and (ii) "outside directors" under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder as in effect from time to time (the "Section 162(m) Regulations"). No member of the Committee shall be entitled to participate in the Plan.




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     The Committee shall have the authority, consistent with the provisions of the Plan, to determine the provisions of the awards to be granted under the Plan; to determine the form of any such award; to interpret the Plan and any award granted under the Plan; to adopt, amend and rescind rules and regulations for the administration of the Plan and the awards granted under the Plan; and to make all determinations in connection therewith which may be necessary or advisable. The day-to-day administration of the Plan shall be carried out by such officers and employees of The Chase Manhattan Bank (National Association) as shall be designated from time to time by the Committee.

b. INTERPRETATION. The interpretation and construction by the Committee of any provisions of the Plan or of any award granted under the Plan and any determination by the Committee under any provision of the Plan or any such award shall be final and conclusive.

c. LIMITATION ON LIABILITY. Neither the Board of Directors nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made by the Committee or any member thereof in connection with the Plan in good faith, and the members of the Board of Directors and the members of the Committee shall be entitled to indemnification and reimbursement by CMC in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law and under any directors and officers liability insurance coverage which may be in effect from time to time.

d. RESERVED AUTHORITY OF THE BOARD OF DIRECTORS. The determinations by the Committee as to:

          (i) the Incentive Stock Options (as defined in Section 4(b)(2)) and/or Non-qualified Stock Options (as defined in Section 4(b)(3)) to be granted to a senior executive officer of CMC who is a member of the Board of Directors and the aggregate number of Incentive Stock Options and/or Non-qualified Stock Options to be granted to all other eligible employees pursuant to Section 4(b)(1);

          (ii) the Stock Appreciation Rights (as defined in Section 4(c)) to be granted pursuant to Section 4(c) to any optionee who is a senior executive officer of CMC and who is a member of the Board of Directors and who has been granted Options (as defined in Section 4(b)(1)); and/or

          (iii) the aggregate number of Restricted Stock Units (as defined in Section 5) which may be granted to all eligible individuals under the Plan pursuant to Section 5(b);




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shall be subject to the review and approval of the members of the Board of
Directors who are both "disinterested" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code and the Section 162(m) Regulations only if such review and approval (a) shall not cause the administration of the Plan to be other than "disinterested" under Rule 16b-3 and (b) shall allow CMC to maintain the deductibility of certain compensation paid pursuant to this Plan under
Section 162(m) of the Code and the Section 162(m) Regulations, as determined by counsel for CMC.

3. SHARES SUBJECT TO AWARDS UNDER THE PLAN

a. LIMITATION ON NUMBER OF SHARES. The shares subject to Options and authorized for issuance upon the exercise of Stock Appreciation Rights ("Option Shares"), and the shares subject to awards of Restricted Stock Units, shall be shares of CMC's authorized but unissued common stock, par value $2.00 per share ("Common Stock"), and shares, if any, of such Common Stock held as treasury stock by CMC. The aggregate number of shares of Common Stock that may be made the subject of awards under the Plan (a) during calendar year 1994 shall not exceed 100,000 shares and (b) during calendar year 1995 shall not exceed one and one-half percent (1.5%) of the number of shares of Common Stock outstanding on December 31, 1994. The aggregate number of shares of Common Stock that may be made the subject of awards under the Plan during any calendar year subsequent to calendar year 1995 shall not exceed the sum of (i) one and one-half percent (1.5%) of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year and (ii) the number of shares of Common Stock as to which awards could have been made under the Plan on December 31 of the preceding calendar year but as to which awards were not made during such year.

     If any Option awarded under this Plan expires or terminates unexercised or any award of Restricted Stock Units (or shares of Restricted Stock into which it may be converted) under this Plan expires or is terminated for any reason, the shares allocable to the unexercised or terminated portion of such Option or award may again be made the subject of awards under the Plan. Such shares shall be included in the amount determined pursuant to clause (ii) of the immediately preceding paragraph as of the end of the year in which such termination or expiration occurs.

b. ADJUSTMENTS OF NUMBER OF SHARES. The number of shares that may be made the subject of awards as provided in Section 3(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Sections 4(d)(8) and 4(d)(9). In the event of a change in the Common Stock of CMC which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or




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decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

4. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

a. ELIGIBILITY. The individuals who shall be eligible to receive Options and Stock Appreciation Rights under the Plan shall be all salaried employees (including officers and directors who are salaried employees) of CMC or of any Subsidiary as the Committee from time to time shall determine as provided below.

b. GRANTS OF OPTIONS.

     (1) In General. Options granted under the Plan may be either "Incentive Stock Options" or "Non-qualified Stock Options" (collectively referred to herein as "Options"); provided, however, that no Option Shares under the Plan shall be subject to more than one Option; and provided, further, that no Incentive Stock Options may be granted under the Plan after February 15, 2004. Options granted under the Plan shall be of such type and for such number of Option Shares (subject to the limitation contained in Section 3), as the Committee shall designate at the time of grant; provided, however, that the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights shall be granted in any calendar year to any individual under this Plan shall not exceed ten percent (10%) of the total number of shares of Common Stock that may be made the subject of awards during any calendar year under Section 3 of the Plan as determined on the effective date of the Plan for calendar year 1994 and for any calendar year thereafter, on the first day of such calendar year; provided, further, that such maximum number of shares shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Sections 4(d)(8) and 4(d)(9). The Committee, at any time and from time to time, may authorize the granting of Incentive Stock Options and/or Non-qualified Stock Options to any individual eligible to receive the same.

     (2) Incentive Stock Options. The term "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option under
Section 422 of the Code. Subject to adjustment as provided in Section 3(b), the aggregate number of shares of Common Stock as to which Incentive Stock Options may be granted under the Plan shall not exceed 5,000,000 shares of Common Stock. Such number of shares shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Sections 4(d)(8) and 4(d)(9).




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     (3) Non-qualified Stock Options. The term "Non-qualified Stock Option"
shall mean any Option which is not an Incentive Stock Option. Except as specifically provided herein, the provisions of this Plan shall apply in the same manner to Incentive Stock Options and to Non-qualified Stock Options.

c. GRANTS OF STOCK APPRECIATION RIGHTS.

     (1) In General. The term "Stock Appreciation Right" shall mean the right to receive from CMC upon surrender of an Option or a portion thereof, but without any payment to CMC, an amount equal to the value (based on Market Value Per Share (as defined in Section 4(d)(4)), on the exercise date, of the total number of Option Shares for which the Stock Appreciation Right is exercised, less the option price which the optionee would have otherwise been required to pay upon purchase of such Option Shares. The amount payable by CMC upon the exercise of a Stock Appreciation Right may be paid in cash or in Option Shares or in any combination thereof, as the Committee in its sole discretion shall determine. No fractional shares shall be issuable pursuant to any Stock Appreciation Right.

     The Committee in the same manner as is provided with respect to Options in
Section 4(b) may, from time to time, authorize the granting of Stock Appreciation Rights to any optionee who has been granted Options. Each Stock Appreciation Right shall relate only to Option Shares subject to a specific Option granted under this Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option. However, at no time shall the total number of Option Shares with respect to which Stock Appreciation Rights remain outstanding and unexercised exceed the total number of Option Shares subject to Options then outstanding and unexercised.

     (2) Limitations on Stock Appreciation Rights. The Committee may fix, with respect to Stock Appreciation Rights granted under the Plan, such waiting periods, exercise dates or other limitations as it shall deem appropriate; provided, however, that no Stock Appreciation Right shall be exercisable prior to the date when the Option to which it relates first becomes exercisable or after the expiration of such related Option. In addition, the Committee may impose at any time after the grant of any Stock Appreciation Right a total prohibition on the exercise of such Stock Appreciation Right for such period or periods as it, in its sole discretion, deems to be in the best interest of CMC.

d. TERMS OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options granted pursuant to this Plan shall be evidenced by agreements ("Stock Option Agreements"). Stock Appreciation Rights, if any,




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shall be evidenced by agreements amending and forming a part of the Stock
Option Agreements to which such Stock Appreciation Rights relate.

     Stock Option Agreements, and the Options and Stock Appreciation Rights, if any, represented thereby, shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the terms of this Plan, as the Committee shall deem advisable.

          (1) Medium of Payment. Upon exercise of an Option, the option price shall be payable to CMC (i) in United States dollars in cash or by check, bank draft or money order payable to the order of CMC (or such other forms of payment as the Committee may determine to be acceptable) or (ii) by tendering to CMC shares of Common Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise which is not greater than the option price and by paying the remainder of the option price as provided in (i) above. Payment instruments will be received subject to collection.

          (2) Number of Shares. Each Stock Option Agreement shall state the total number of Option Shares which are subject to the Option and, if applicable, the total number of Option Shares in respect of which any related Stock Appreciation Right shall be exercisable.

          (3) Option Price. The option price for each Option Share shall be not less than the Market Value Per Share on the date of the granting of the Option.

          (4) Market Value Per Share. The Market Value Per Share as of any particular date shall be the mean between the highest and lowest quoted selling prices for shares of Common Stock as reported on the composite tape on such date (or, if such date shall not be a business day, then the next preceding day which shall be a business day); or, if no sale takes place, then the mean between the bid and asked prices on such date; and if no bid and asked prices are quoted for such date, then such value as shall be determined by such method as the Committee shall deem to reflect fair market value as of such date.

          (5) Term. The term of each Option and related Stock Appreciation Right shall be determined by the Committee at the date of grant; provided, however, that each Option and related Stock Appreciation Right shall expire not more than ten years from the date the Option is granted.

          (6) Date of Exercise. Each Stock Option Agreement shall state that the Option or Stock Appreciation Right granted therein may not be exercised in whole or in part for any period or periods of time specified in such agreement or otherwise as




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     specified by the Committee. Except as may be so specified, any Option or related Stock Appreciation Right may be exercised in whole at any time or in part from time to time during its term; provided, however, that no Option, or portion thereof, or related Stock Appreciation Right may be exercisable until at least one year after the date of grant of such Option.

          (7) Termination of Employment. In the event that an optionee's employment by CMC or any of its Subsidiaries shall terminate, the optionee's Options and related Stock Appreciation Rights, if any, shall terminate immediately, except as hereinafter provided in this subsection.

          The Committee, in its sole discretion, may determine that the optionee's Options and/or related Stock Appreciation Rights, if any, to the extent exercisable immediately prior to such termination of employment, may remain exercisable for a designated period of time not to exceed 90 days after such termination of employment.

          If any termination of employment is due to retirement with the consent of CMC, the optionee shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise each of his Options and related Stock Appreciation Rights, if any, at any time until the end of the term of each such Option and related Stock Appreciation Right to the extent that the optionee was entitled to exercise the same immediately prior to such retirement. Retirement by an optionee on or after the optionee's normal retirement date in accordance with the provisions of the retirement plan of CMC or one of its Subsidiaries under which the optionee is then covered shall be deemed to be retirement with the consent of CMC. Termination of an optionee's employment due to disability (as determined by the Committee in its sole discretion) shall be deemed, solely for purposes of this Section 4(d)(7), to be a retirement with the consent of CMC; provided that if the optionee thereafter returns to employment with CMC or any of its Subsidiaries, the optionee's employment shall be deemed for purposes of this Section 4(d)(7) to have never been terminated. Whether any other termination of employment is to be considered a retirement with the consent of CMC and whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute a termination of employment for the purposes of the Plan shall be determined by the Committee.

          If an optionee shall die (whether in the employment of CMC or any of its Subsidiaries or following the optionee's retirement with the consent of
     CMC) while entitled to exercise an Option and related Stock Appreciation Right, if any, the optionee's estate, personal representative, or beneficiary, as the case may be, shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise the Option and




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     related Stock Appreciation Right, if any, at any time within thirty-six months after the date of the optionee's death (but in no event later than the expiration of the term of each such Option and related Stock Appreciation Right, if any), to the extent that the optionee was entitled to exercise the same immediately prior to the optionee's death.

          (8) Recapitalization. The aggregate number of shares determined under
     Section 3 and stated in Section 4(b)(2), the maximum number of shares that may be made the subject of awards of Options or Stock Appreciation Rights to any individual in any calendar year, the number of Option Shares to which each outstanding Option and Stock Appreciation Right relates, and the option price in respect of each such Option and Stock Appreciation Right, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustments, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by CMC or a Subsidiary; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

          (9) Certain Mergers or Consolidations. After a merger of one or more corporations into CMC, or after a consolidation of CMC and one or more corporations (a "Merger Event"), in which CMC shall be the surviving or resulting corporation, an optionee shall, at the same cost, be entitled upon the exercise of an Option, to receive (subject to any required action by stockholders) such securities of the surviving or resulting corporation, as shall be equivalent, as nearly as practicable, to the nearest whole number and class of shares of stock or other securities, to the Option Shares which were then subject to such Option, and such shares of stock or other securities shall, after such merger or consolidation, be deemed to be Option Shares for all purposes of the Plan and of the Options and Stock Appreciation Rights granted under the Plan.

          (10) Other Transactions. If CMC enters into any agreement with respect to any transaction which would, if consummated, result in a Merger Event in which CMC will not be the surviving corporation, the Committee shall, in its sole discretion, and without liability to any person, determine what actions shall be taken with respect to outstanding Options and related Stock Appreciation Rights, if any, including without limitation, the payment of a cash amount in exchange for the cancellation of the Option and any related Stock Appreciation Right or requiring the issuance of substitute options, that will substantially preserve the value, rights and benefits of any affected Options and/or related Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.




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          (11) Optionee's Agreement. If, at the time of the exercise of any
     Option or Stock Appreciation Right, in the opinion of counsel for CMC, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the optionee exercising the Option or Stock Appreciation Right shall agree to hold any Option Shares issued to the optionee for investment and without any present intention to resell or distribute the same and that the optionee will dispose of such shares only in compliance with such laws and regulations, the optionee will, upon the request of CMC, execute and deliver to CMC a further agreement to such effect.

e. EFFECT OF EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS. The right of an optionee to exercise an Option shall terminate to the extent that such Option is exercised and to the extent that the Option Shares subject to such Option are used to calculate amounts receivable upon the exercise of a related Stock Appreciation Right. The right of an optionee to exercise a Stock Appreciation Right shall terminate to the extent that such Stock Appreciation Right is exercised and, also, to the extent that such optionee exercises the Option to which such Stock Appreciation Right is related.

f. OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become salaried employees of CMC or of any Subsidiary as a result of a merger or consolidation of the employing corporation with CMC or such Subsidiary, or the acquisition by CMC or a Subsidiary of the assets of the employing corporation, or the acquisition by CMC or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

g. APPLICATION OF FUNDS. The proceeds received by CMC from the sale of Option Shares pursuant to Options will be used for general corporate purposes.

5. RESTRICTED STOCK UNITS AND RESTRICTED STOCK

a. ELIGIBILITY. The individuals who shall be eligible to receive an award of Restricted Stock Units under the Plan shall be all salaried employees (including officers and directors who are salaried employees) of CMC, or of any Subsidiary, as the Committee from time to time shall determine.

b. AWARDS OF RESTRICTED STOCK UNITS.

     The Committee, at any time and from time to time, may determine (subject to the limitation contained in Section 3):




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          (i) those eligible individuals, if any, who shall receive an award of
     Restricted Stock Units under the terms of the Plan;

          (ii) the number of Restricted Stock Units that shall be awarded to each such individual;

          (iii) the terms and conditions which must be satisfied for the restrictions and conditions on each Restricted Stock Unit to be removed, and the period of time during which such terms and conditions shall apply, which period shall be not less than three years from the date of the award, unless the Committee otherwise determines, in which event such period shall not be less than one year from the date of the award; and

          (iv) the time and manner in which all or a portion of each award shall be paid to such individual in accordance with the provisions of Section 5(e).

c. DESCRIPTION OF RESTRICTED STOCK UNITS. A Restricted Stock Unit awarded to an employee shall entitle the employee to receive, upon the satisfaction of the terms and conditions established under Section 5(b), a share of Common Stock. The holder of a Restricted Stock Unit shall be entitled to receive a cash payment on each dividend payment date for Common Stock as if such Restricted Stock Unit were a share of Common Stock. The number of shares of Common Stock subject to an award of Restricted Stock Units shall be appropriately adjusted, from time to time, in the manner provided in Sections 4(d)(8) and 4(d)(9) for any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up or any similar change affecting the Common Stock.

     After the satisfaction of the terms and conditions set by the Committee at the time of the grant of an award of Restricted Stock Units to an employee, the Secretary of CMC shall be so advised and a certificate for the appropriate number of shares of Common Stock shall be delivered to the employee. The remaining Restricted Stock Units granted under such award, if any, shall either be canceled or, if appropriate under the terms of the award, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of the grant of the award.

     The Committee may from time to time before the satisfaction of the terms and conditions established under Section 5(b) with respect to an award of Restricted Stock Units determine to convert all or a portion of such Restricted Stock Units into an equivalent number of shares of Restricted Stock.




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d. DESCRIPTION OF RESTRICTED STOCK. A share of Restricted Stock issued upon the conversion of a Restricted Stock Unit is a share of Common Stock which may not be sold, exchanged, pledged, transferred, assigned, hypothecated or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the award of the Restricted Stock Unit have been satisfied. A share of Restricted Stock shall be subject to the same restrictions, terms and conditions as applied to the converted Restricted Stock Unit.

     If an employee receives shares of Restricted Stock, the employee shall be the record owner of such shares and shall have all the rights of a stockholder with respect to such shares, including the right to vote and the right to receive dividends or other distributions made or paid with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear the following legend:

          The shares represented by this certificate have been issued pursuant to the terms of an award under The Chase Manhattan 1994 Long-Term Incentive Plan and may not be sold, exchanged, pledged, transferred, assigned, hypothecated or otherwise encumbered or disposed of in any manner until
     such time as is set forth in the terms of such award dated             .

Any new, additional or different securities that an employee may become entitled to receive with respect to any shares of Restricted Stock by virtue of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, or any similar change affecting the Common Stock shall be subject to the same restrictions, terms and conditions as apply to such shares of Restricted Stock.

     In order to enforce the restrictions, terms and conditions which may be applicable to an employee's shares of Restricted Stock, the Committee may require the employee, upon the receipt of a certificate or certificates representing such shares, or at any time thereafter, to deposit such certificate or certificates together with stock powers and other instruments of transfer, appropriately endorsed in blank, with CMC or an escrow agent designated by CMC under an escrow agreement in such form as shall be determined by the Committee.

     After the satisfaction of the terms and conditions set by the Committee at the time of an award of Restricted Stock Units to an employee which are applicable to shares of Restricted Stock, a new certificate, without the legend set forth above, for the number of shares which are no longer subject to such restrictions, terms and conditions shall be delivered to the employee. The remaining shares of Restricted Stock issued with respect to such award, if any, shall either be canceled or, if




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appropriate under the terms of the award applicable to such shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of the award.

e. PAYMENT OF RESTRICTED STOCK UNITS AND RESTRICTED STOCK.

     (1) In General. The satisfaction of the terms and conditions set by the Committee at the time of an award of Restricted Stock Units and the delivery of a certificate, without the legend set forth above, for the portion of such award which is no longer subject to such restrictions, terms and conditions is hereinafter referred to as the "payment" of such portion of the award (or the shares of Restricted Stock into which it may be converted). Subject to the provisions of this Section 5(e) and Sections 5(c) and 5(d), each award shall be paid at the time and in the manner specified by the Committee at the time of the award.

     (2) Payment in the Event of Termination of Employment. If the employment with CMC of an employee to whom an award of Restricted Stock Units has been made is terminated for any reason (including death, but excluding disability (as determined by the Committee in its sole discretion), which for purposes of this
Section 5(e) shall not be deemed a termination of employment) before satisfaction of the terms and conditions for the payment of all or a portion of the award, then only such portion of the award, if any, shall be paid as shall have been specified by the Committee at the time of the award and the remaining portion of such award shall be canceled.

     If an employee to whom Restricted Stock Units have been awarded dies after satisfaction of the terms and conditions for the payment of all or a portion of an award but prior to the actual payment of all or such portion of the award, such payment shall be made to the employee's beneficiary or beneficiaries at the time and in the same manner that such payment would have been made to the employee.

6. CHANGE IN CONTROL PROVISIONS.

a. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Notwithstanding any provision in the Plan or in any Stock Option Agreement to the contrary, the following provisions shall apply if there is a Change in Control, as defined in Section 6(e):

          (1) Any Option or Stock Appreciation Right, other than an Incentive Stock Option and related Stock Appreciation Rights, which is not otherwise exercisable at the date of the Change in Control may be exercised, subject to the provisions of Sections 4(d)(5) and 4(d)(7), at any time after the date of the Change in Control.




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          (2) If an optionee's employment is terminated within twenty-four months after a Change in Control, unless such termination is (i) for Cause (as defined in Section 6(e)), (ii) by reason of death, Disability (as defined in Section 6(e)), or retirement with the consent of CMC (as defined in Section 4(d)(7)), or (iii) by the optionee without Good Reason (as defined in Section 6(e)), the optionee shall have the right, subject to the provisions of Section 4(d)(5), to exercise his Options and Stock Appreciation Rights at any time within the twenty-four month period after such termination of employment. After a Change in Control, any purported termination of an employee's employment (other than by reason of death) shall be communicated by a Notice of Termination (as defined in Section 6(e)) from CMC to the employee or from the employee to CMC, as the case may be.

b. RESTRICTED STOCK UNITS AND RESTRICTED STOCK. Notwithstanding any provision of the Plan or any terms or conditions relating to any Restricted Stock Units or shares of Restricted Stock to the contrary, in the event of a Change of Control, the terms and conditions set by the Committee at the time of an award of Restricted Stock Units shall be deemed to have been satisfied and, within 15 days after the Change in Control, a certificate for the appropriate number of shares of Common Stock shall be delivered to the employee to whom such Restricted Stock Units were awarded. Further, at the time of a Change in Control the terms and conditions with respect to any shares of Restricted Stock issued under the Plan shall be deemed to have been satisfied and, within 15 days after the Change in Control, the holder of such shares shall receive a new certificate for such shares without the legend set forth in Section 5(d).

c. TERMINATION AS A RESULT OF A POTENTIAL CHANGE IN CONTROL. For purposes of
Section 6(a)(2), an employee's employment shall be deemed to have been terminated following a Change in Control without Cause or by the employee with Good Reason, if the employee's employment is terminated prior to a Change in Control without Cause at the request of a Person (as defined in Section 6(e)) who has entered into an agreement with CMC the consummation of which will constitute a Change in Control or if the employee terminates his employment with Good Reason prior to a Change in Control (determined by treating a Potential Change in Control (as defined in Section 6(e)), as a Change in Control in applying the definition of Good Reason) if the circumstance or event which constitutes Good Reason occurs at the request of such Person. Further, for all purposes of Sections 6(a)(1), 6(b) and 6(d), in determining any such employee's rights to exercise Options and Stock Appreciation Rights, to receive a distribution of shares of Common Stock with respect to Restricted Stock Units, or to have the restrictions on shares of Restricted Stock deemed satisfied, a Change in Control shall be deemed to have occurred immediately prior to the employee's termination of employment.




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

d. RESTRICTION ON POWER TO AMEND AND TERMINATE. Notwithstanding any provision in the Plan or in any award granted under the Plan to the contrary, while Section 9 of the Plan reserves to the Committee the right, subject to certain limitations and restrictions, to from time to time and at any time alter, amend, suspend, discontinue or terminate the Plan and any awards granted under the Plan, no such action of the Committee, nor any action by the Board of Directors, shall adversely affect an employee's rights under any award granted under the Plan without the written consent of such employee if such action is within twenty-four months after the month in which a Change in Control occurred or is within twelve months after a Potential Change in Control.

e. DEFINITIONS. For purposes of this Section 6, the following words and phrases shall have the meaning specified:

          (1) "Beneficial Owner" shall have the meaning defined in Rule 13d-3 of the Exchange Act.

          (2) "Cause" shall mean, unless otherwise defined in an employee's individual severance agreement with CMC or, with respect to an employee who is a participant in CMC's Special Severance Plan, in such Special Severance Plan (in which case said definition shall govern), the termination of an employee's employment, after a Change in Control, as a result of (i) the willful and continued failure by the employee to substantially perform the employee's duties, as they may be defined from time to time, with the employee's employers or abide by the written policies of CMC or the employee's primary employer (other than any such failure resulting from the employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the employee) after a written demand for substantial performance is delivered to the employee by the Corporate Human Resources Executive of CMC, which demand specifically identifies the manner in which the Corporate Human Resources Executive believes that the employee has not substantially performed the employee's duties or has not abided by such written policies, or (ii) the willful engaging by the employee in conduct which is demonstrably and materially injurious to CMC or its Subsidiaries, monetarily or otherwise. For purposes of the preceding sentence, no act, or failure to act, on a employee's part shall be deemed "willful" unless done, or omitted to be done, by the employee not in good faith and without reasonable belief that the employee's act, or failure to act, was in the best interest of CMC and its Subsidiaries.

          (3) A "Change in Control" shall be deemed to have occurred if any one of the following conditions shall have been satisfied:




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

             (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMC (not including in the securities beneficially owned by such Person any securities acquired directly from CMC or its affiliates) representing 25 percent or more of the combined voting power of CMC's then outstanding securities; or

             (ii) during any period of twenty-four consecutive months, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a Person who has entered into an agreement with CMC to effect a transaction described in subsections (i), (iii) or (iv) of this Section) whose election by the Board of Directors or nomination for election by CMC's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors; or

             (iii) the stockholders of CMC approve a merger or consolidation of CMC with any other corporation, or a plan of complete liquidation of CMC, other than (A) a merger, consolidation or liquidation which would result in the voting securities of CMC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of CMC or a Subsidiary, at least 80 percent of the combined voting power of the voting securities of CMC or such surviving entity outstanding immediately after such merger, consolidation or liquidation, or (B) a merger, consolidation or liquidation effected to implement a recapitalization of CMC (or similar transaction) in which no Person acquires more than 50 percent of the combined voting power of CMC's then outstanding securities; or

             (iv) the stockholders of CMC approve an agreement for the sale or disposition by CMC (other than to a Subsidiary) of all or substantially all CMC's assets.

     Notwithstanding the foregoing, with respect to a particular employee, a Change in Control shall not include any event, circumstance or transaction occurring during the twelve-month period following a Potential Change in Control which results from the action of any entity or group which includes, is affiliated with or is wholly or partly controlled by one or more executive officers of CMC in which the employee participates (a "Management Group"); provided, however, that such action shall not be taken




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

     into account for this purpose if it occurs within a twelve-month period following a Potential Change in Control resulting from the action of any Person which is not a Management Group.

          (4) "Date of Termination" shall mean (i) if an employee's employment is terminated for Disability, 30 days after Notice of Termination is given (provided that the employee shall not have returned to the full-time performance of the employee's duties during such 30 day period), and (ii) if an employee's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the employee's employer, shall not be less than 30 days (except in the case of a termination for Cause) and, in the case of a termination by the employee, shall not be less than 15 days nor more than 60 days, respectively, from the date such Notice of Termination is given).

          (5) "Disability" shall be deemed to be the reason for the termination of an employee's employment, if, as a result of the employee's incapacity due to physical or mental illness, the employee shall have been absent from the full-time performance of the employee's duties with the employee's employer for a period of six consecutive months, a Notice of Termination for Disability shall have been given to the employee, and, within 30 days after such Notice of Termination is given, the employee shall not have returned to the full-time performance of the employee's duties.

          (6) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (7) "Good Reason" for termination by a employee of the employee's employment shall mean, unless otherwise defined in an employee's individual severance agreement with CMC or, with respect to an employee who is a participant in CMC's Special Severance Plan, in such Special Severance Plan (in which case said definition shall govern), the occurrence (without the employee's express written consent) of any one of the following acts by the employee's employer, or failure by the employee's employer to act, unless, in the case of any act or failure to act described in subsection (i), (iii) or (iv) of this subsection, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

             (i) the assignment to the employee of any duties materially inconsistent with the nature and status of the employee's responsibilities immediately prior to a Change in Control, or a substantial adverse alteration in the nature or status of the employee's responsibilities from those in effect immediately prior to the Change in Control; provided, however, that a redesignation of the employee's title or employer among CMC and its Subsidiaries shall not constitute




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

        Good Reason if the employee's overall duties and status among CMC and its Subsidiaries are not substantially adversely affected;

             (ii) a reduction in the employee's annual base salary as in effect on May 1, 1994 (or the employee's most recent date of hire, if later), as the same may be increased from time to time, where "annual base salary" is the employee's regular basic annual compensation prior to any reduction therein under a salary reduction agreement pursuant to Section 401(k) or Section 125 of the Code, and, without limitation, shall not include, cost of living allowances and post allowances for foreign service, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments;

             (iii) the failure by the employee's primary employer to pay to the employee any portion of the employee's current compensation, or to pay to the employee any portion of an installment of deferred compensation under any deferred compensation program, within seven days of the date such compensation is due; or

             (iv) any purported termination of the employee's employment which is not effected pursuant to a Notice of Termination, and for purposes of this Section, no such purported termination shall be effective.

     An employee's right to terminate the employee's employment for Good Reason shall not be effected by the employee's incapacity due to physical or mental illness. The employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

          (8) "Notice of Termination" shall mean, unless otherwise defined in an employee's individual severance agreement with CMC or, with respect to an employee who is a participant in CMC's Special Severance Plan, in such Special Severance Plan (in which case said definition shall govern), a written notice which shall indicate the specific termination provision in this Section 6 relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employee's employment under the provision so indicated. A Notice of Termination for Cause is required to include a statement signed by the Corporate Human Resources Executive of CMC that, in the good faith opinion of the Corporate Human Resources Executive, the employee engaged in conduct set forth in Section 6(e)(2)(i) or 6(e)(2)(ii) (the definition of Cause), and specifying the particulars thereof in detail.




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

          (9) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (i) CMC or any Subsidiary,
     (ii) a trustee or other fiduciary holding securities under an employee benefit plan of CMC or a Subsidiary, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of CMC in substantially the same proportions as their ownership of stock of CMC.

          (10) "Potential Change in Control" shall be deemed to have occurred if any one of the following conditions shall have been satisfied:

             (i) CMC enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

             (ii) CMC or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

             (iii) any Person who is or becomes the Beneficial Owner, directly or indirectly, of securities of CMC representing 15 percent or more of the combined voting power of CMC's then outstanding securities, increases such Person's beneficial ownership of such securities by 5 percentage points or more over the percentage so owned by such Person on July 18, 1990; or

             (iv) the Board of Directors adopts a resolution to the effect that, for purposes of the Plan, a Potential Change in Control has occurred.

7. WITHHOLDING FOR TAXES

     Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local tax and other laws and regulations which may be in effect as of the date of each such payment. Any distribution of shares of Common Stock under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts which may be required to be withheld or paid with respect thereto, including, but not limited to, withholding the distribution of a portion of the shares of Common Stock otherwise issuable or the tendering of such shares back to CMC (under such rules and conditions as may be established by the Committee) in order to satisfy all or a portion of the required withholdings or payments.




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

8. DESIGNATION OF BENEFICIARY

     Each employee to whom an award or awards of Restricted Stock Units has been made under this Plan may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payment which under the terms of such award or awards may become payable on or after the employee's death. At any time, and from time to time, any such designation may be changed or canceled by the employee without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased employee, or the designated beneficiaries have predeceased the employee, the beneficiary shall be the employee's estate. If an employee designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the employee has designated otherwise, in which case the payments shall be made in the shares designated by the employee.

9. AMENDMENT AND TERMINATION

     The Committee may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any awards granted hereunder; provided, however, that no such action of the Committee may, without the approval of the shareholders of CMC, alter the provisions of the Plan so as to (i) increase the maximum number of shares of Common Stock which may be made the subject of awards in any calendar year (except as provided in Section 3(b)) or increase the maximum number of shares of Common Stock as to which awards of Options and Stock Appreciation Rights may be made to any awardee in any calendar year (except as provided in Section 4(b)(1)); (ii) change the class of employees eligible to receive awards under the Plan; (iii) extend beyond ten years the maximum term of Incentive Stock Options or related Stock Appreciation Rights granted under the Plan or increase the aggregate number of shares of Common Stock as to which Incentive Stock Options may be granted under the Plan (except as provided in Section 4(b)(2)); (iv) permit the option price of any Option Share to be less the Market Value Per Share on the date of the granting of the Option; (v) withdraw the administration of the Plan from the Committee; or (vi) permit any member of the Committee to be eligible to receive an award pursuant to the terms of the Plan. No alteration, amendment, suspension, discontinuance or termination of any individual award (as opposed to any such action with respect to this Plan) shall, however, materially adversely affect the rights of any awardee without the written consent of the awardee. Notwithstanding the proviso to the first sentence of this Section 9 or the provisions of the second sentence of this Section 9, the Committee may alter,




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

amend, suspend, discontinue or terminate this Plan and any awards granted hereunder without the approval of the shareholders of CMC or any awardee under the Plan if necessary in order to enable the Plan or any award hereunder, or any other plan of CMC or any Subsidiary intended to be so qualified or any award thereunder, to qualify for (x) the exemption provided by Rule 16b-3, (y) the benefits provided under Section 422 of the Code, or (z) the exclusion for qualified performance-based compensation under Section 162(m) of the Code and the Section 162(m) Regulations.

10. PREEMPTION BY APPLICABLE LAWS AND REGULATIONS

     Anything in the Plan or any Stock Option Agreement or other agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination, the issue or other distribution of shares of Common Stock, or the payment of consideration to an employee as a result of the exercise of any Stock Appreciation Right, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either CMC or the employee (or the employee's beneficiary thereof), as the case may be, to take any action in connection with any such determination, the shares then to be issued or distributed, or such payment, the issue or distribution of such shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

11. MISCELLANEOUS

a. NO EMPLOYMENT CONTRACT. Nothing contained in the Plan or any Stock Option Agreement or other agreement shall be construed as conferring upon an employee the right to continue in the employ of CMC or any Subsidiary.

b. EMPLOYMENT WITH SUBSIDIARIES. Employment by CMC for the purposes of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any Subsidiary.

c. NO RIGHTS AS A STOCKHOLDER. An employee shall have no rights as a stockholder with respect to Option Shares covered by the employee's Options or Stock Appreciation Rights until the date of the issuance of such shares to the employee and only after such shares are fully paid. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance. An employee shall have no rights as a stockholder with respect to any award of Restricted Stock Units under the Plan.




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

d. NO RIGHT TO CORPORATE ASSETS. Nothing contained in the Plan shall be construed as giving an employee, the employee's beneficiaries or any other person any equity or interest of any kind in any assets of CMC or a Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between CMC or a Subsidiary and any such person.

e. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent CMC or any Subsidiary from taking any corporate action which is deemed by CMC or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against CMC or any Subsidiary as a result of any such action.

f. NON-ASSIGNABILITY. Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign, hypothecate or otherwise encumber or dispose of such employee's or beneficiary's interest in the Plan or in any award received under the Plan, other than by will or the laws of descent and distribution; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency. Any Option or Stock Appreciation Right granted under the Plan shall be exercisable during an awardee's lifetime only by such awardee or his or her guardian or legal representative.

     CMC's or a Subsidiary's obligations under the Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of CMC or such Subsidiary or to any corporation into which CMC or such Subsidiary may be merged or consolidated.

g. OTHER BENEFIT PLANS. No awards or payments under the Plan shall be taken into account in determining any benefits under any retirement, profit-sharing or other plan maintained by CMC or a Subsidiary.

h. GOVERNING LAW; CONSTRUCTION. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of New York. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.




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

i. EFFECTIVE DATE. The Plan shall be effective May 1, 1994, subject to the approval of the Plan by the stockholders of CMC in accordance with Rule 16b-3 and Sections 162(m) and 422 of the Code.




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